UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event):  July 30, 2010

Commission File No. 001-33399

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COMVERGE, INC.
(Exact name of registrant as specified in its charter)

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DELAWARE	22-3543611
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5390 Triangle Parkway, Suite 300
Norcross, Georgia 30092
(Address of Principal Executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (678) 392-4954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On July 30, 2010, Comverge, Inc. entered into a material amendment to its current  agreement with TXU Energy (“TXU”), whereby Comverge will provide software, hardware, and energy management services through December 2012.  The TXU agreement is thereafter renewable for one year terms.  Pursuant to the terms of the agreement, Comverge could receive payments in excess of $30 million over the initial contract term.  The agreement contains exclusivity provisions during the contract term, service and product level commitments, regulatory, product quality and other termination and warranty provisions, and other customary terms and conditions.  A copy of the agreement will be included in a subsequent filing.

Item 7.01                      Regulation FD Disclosure.

On August 5, 2010, Comverge issued a press release announcing the Amended Agreement described in Item 1.01 above.  A copy of the press release is furnished as Exhibit 99.1 to this report.

None of the information furnished in Item 7.01 and the accompanying Exhibit 99.1 will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically indentified therein as being incorporated therein by reference.

Item 9.01                      Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press release, dated August 5, 2010 (furnished herewith).

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibit hereto, contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate.  These forward looking statements include anticipated revenues to be recognized by Comverge, continued product quality, regulatory support and certain assumptions upon which such forward-looking statements are based. The forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks associated with Comverge's business involving our products, the development and distribution of our products and related services, economic and competitive factors, our key strategic relationships, and other risks more fully described in our most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. Comverge assumes no obligation to update any forward-looking information contained in this Current Report or with respect to the announcements described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By:                  /s/Michael Picchi
Name:             Michael Picchi
Title:               Executive Vice President and Chief Financial Officer

Dated: August 5, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated August 5, 2010 (furnished herewith).